Exhibit 99.2

SilverBox Engaged Merger Corp I Pleased to
Announce Closing of Business Combination with
Black Rifle Coffee Company

Combination Expected to Deliver $150 Million of Cash Proceeds to Accelerate the Growth
of Black Rifle Coffee Company, Deepen Customer Engagement and Drive Greater Impact

BRC Inc. Class A Common Stock To List on NYSE Under Symbol “BRCC” on Thursday, February 10, 2022

SALT LAKE CITY, UTAH & AUSTIN, TEXAS – February 9, 2022 – SilverBox Engaged Merger Corp I (Nasdaq: SBEA) (“SilverBox-Engaged” or “we”), a special purpose acquisition company sponsored by SilverBox Capital LLC (“SilverBox Capital”) and Engaged Capital LLC (“Engaged Capital”), today announced the closing of its business combination with Authentic Brands LLC, the parent company of Black Rifle Coffee Company (“Black Rifle Coffee” or “BRCC”), a rapidly growing and mission-driven premium coffee company founded to support veterans, active-duty military, first responders and serve an expanding customer base by connecting consumers with great coffee and a unique brand experience.

As of the closing of the transaction, which was approved by SBEA stockholders on February 3, 2022, the new combined company is named “BRC Inc.” (the “Company”). On February 10, 2022, the Company’s Class A Common Stock and warrants are expected to begin trading under the new ticker symbols, “BRCC” and “BRCC WS,” respectively, on the New York Stock Exchange (“NYSE”).

To celebrate the listing, BRCC’s Founder Evan Hafer, Co-Chief Executive Officer Tom Davin, as well as multiple U.S. military veterans, including Purple Heart recipients, will ring the opening bell at the NYSE at market open tomorrow, Thursday, February 10, 2022.

Evan Hafer, Chief Executive Officer and Founder of BRCC, commented:

“Black Rifle Coffee began with a simple premise: provide a high-quality product while giving back to the veteran, military and first responder communities. Our entry into the public market is a significant milestone on our path to further growing the business and continuing to serve premium coffee and media to those who love America. This is an incredibly exciting moment for BRCC’s leadership team, employees, partners and, of course, our customers. BRCC is well positioned to continue investing in our mission-driven, omnichannel strategy and accelerate progress toward our goal of hiring 10,000 veterans as we expand our coffee shop footprint across the United States.”

The business combination is expected to provide BRCC with approximately $150 million in cash to support the implementation of its digital-first, omnichannel strategy and continued rapid growth.

Joe Reece, Executive Chairman of SBEA, commented:

“The entire SilverBox-Engaged team is proud to be part of the Black Rifle Coffee mission and growth story. We are pleased that our investors overwhelmingly supported the merger with this fast-growing, premium coffee company and lifestyle brand with significant upside potential. We carefully selected BRCC after identifying and evaluating roughly 200 quality merger candidates because of its strong foundation for sustainable growth, its loyal customer base and its management team’s relentless focus on execution. We look forward to continuing our partnership as long-term owners and supporters of the Company’s mission.”

Together BRCC and SilverBox-Engaged are donating more than 530,000 shares to the BRCC Fund – the Company’s Foundation that supports its mission of bettering the lives of veterans, active-duty military and first responders.

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Advisors

William Blair served as Lead Financial Advisor, and BDT & Company, LLC served as Financial Advisor to Black Rifle Coffee.

Citigroup and Deutsche Bank Securities Inc. served as Lead Capital Markets Advisors, and Guggenheim Securities, LLC, Raymond James & Associates, Inc., Truist Securities, Inc., D.A. Davidson & Co. and Telsey Advisory Group served as Capital Markets Advisors to SilverBox-Engaged.

Kirkland & Ellis LLP served as legal counsel to Black Rifle Coffee. Paul Hastings served as legal counsel to SilverBox-Engaged.

About Black Rifle Coffee Company

Black Rifle Coffee Company (BRCC) is a veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting veterans, active-duty military, first responders and the American way of life.

To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine's daily newsletter at https://coffeeordie.com/presscheck-signup.

About SilverBox Engaged Merger Corp I and SilverBox Capital

SilverBox Engaged Merger Corp I (“SBEA” or “SilverBox-Engaged”) is a special purpose acquisition company (“SPAC”) formed as a part of a long-term vision shared by SilverBox Capital LLC and Engaged Capital LLC to create an institutional platform intended to sponsor a series of SPACs. SBEA completed its $345 million initial public offering in March 2021 and its stock currently trades on Nasdaq under the ticker “SBEA.” The SilverBox-Engaged team, together with a robust advisory group of well-known seasoned operating executives from varied industries, provides collective multi-faceted expertise, investing and operating experience, and a broad network of relationships to source, evaluate, and execute potential transactions. Learn more at www.sbcap.com.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term shareholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital manages approximately $1.5 billion of institutional capital with a focus on delivering superior, long-term, risk-adjusted returns for our limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Contact Information

For inquiries regarding Black Rifle Coffee Company, please contact:

Media

For Black Rifle Coffee Company, please contact TrailRunner International: Pat Shortridge, (651) 491-6764; pats@trailrunnerint.com

For SilverBox Engaged Merger Corp I, SilverBox Capital LLC and Engaged Capital LLC please contact Longacre Square Partners; Greg Marose / Charlotte Kiaie, (646) 386-0091; gmarose@longacresquare.com / ckiaie@longacresquare.com

Investors

For investor inquiries regarding Black Rifle Coffee Company please contact: ICR for BRCC: BlackrifleIR@icrinc.com

Forward-Looking Statements

Certain statements in this press release are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of the Company. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against SBEA, the Company or others following the announcement of the business combination and any definitive agreements with respect thereto; (2) the ability to meet stock exchange listing standards following the consummation of the business combination or maintain those standards after the initial listing; (3) the risk that the business combination disrupts current plans and operations of the Company as a result of the consummation of the business combination; (4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (8) the Company’s estimates of expenses and profitability; (9) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BRC Inc.’s final prospectus relating to the business combination dated January 13, 2022 filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this press release.

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